                                April 29, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                        SMITH BARNEY MONEY FUNDS, INC.
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010
                                Class A Shares
                                Class C Shares
                                Class Y Shares

   Smith Barney Money Funds, Inc. (the "Company") currently offers its shares in two Portfolios (each, a "fund"):

                                Cash Portfolio
                             Government Portfolio

   On December 5, 2003, the Cash Portfolio of the fund acquired the assets and certain liabilities of the Retirement Portfolio.

   Each fund is a money market fund that invests in high quality money market instruments. The funds seek to provide:

                                 Daily Income
                                  Convenience
                                Daily Liquidity
                         Stability of Net Asset Value

   This Statement of Additional Information is not a Prospectus. It is intended to provide more detailed information about the Company and the funds as well as matters discussed in the April 29, 2004 Prospectus applicable to your class of shares ("Prospectus") and, therefore, should be read in conjunction with such Prospectus. The Prospectus may be obtained from your Smith Barney Financial Consultant, a PFS Investments Inc. ("PFS") Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent") or by writing or calling the Company at the address or phone number set forth above.

                                 CONTENTS
Directors and Executive Officers...........................................   2
Investment Objectives and Management Policies..............................   6
Risk Factors...............................................................  10
Investment Restrictions and Fundamental Policies...........................  11
Valuation of Shares and Amortized Cost Valuation...........................  12
IRA and Other Prototype Retirement Plans...................................  13
Purchase of Shares.........................................................  14
Redemption of Shares.......................................................  15
PFS Accounts...............................................................  18
Exchange Privilege.........................................................  19
Taxes......................................................................  19
Investment Management and Other Services...................................  22
Additional Information about the Funds.....................................  26
Voting Rights..............................................................  26
Other Information..........................................................  29
Financial Statements.......................................................  30
Appendix A--Securities Ratings............................................. A-1
Appendix B--Proxy Voting Policies and Procedures........................... B-1

   There can be no assurance that a fund will achieve its investment objective.

   Shares of the funds are not insured or guaranteed by the U.S. Government. There is no assurance that each fund will be able to maintain a stable net asset value of $1.00 per share.

                            MANAGEMENT OF THE FUND

Directors and Executive Officers

   The Directors and Officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") that the Directors oversee, and other directorships held by the Directors are set forth below. The address of each Director and Officer is 125 Broad Street, New York, New York 10004, unless noted otherwise. Each Director holds office until a successor is elected and qualified. "Fund Complex" consists of the Company and any other investment companies associated with Citigroup.

   The table below identifies those Directors and Officers who are "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Director and Officer of the Company noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates as described in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be "interested persons" of the Company, as defined in the 1940 Act, and are referred to as "Independent Directors."

                                   Term of                                  Number of
                                   Office*                                 Portfolios
                                     and                                     in Fund
                       Position(s) Length                                    Complex
                        Held with  of Time     Principal Occupation(s)      Overseen     Other Directorships
Name, Address, and Age    Fund     Served        During Past 5 Years       by Director    Held by Director
---------------------- ----------- ------- ------------------------------- ----------- -----------------------
INDEPENDENT DIRECTORS
Lee Abraham             Director    Since  Retired; Former Director of         27      None
13732 LeHavre Drive                 1999   Signet Group PLC (specialty
Frenchman's Creek                          retail jeweller)
Palm Beach Gardens, FL
33410
Age 76

Allan J. Bloostein      Director    Since  President of Allan Bloostein        34      Taubman Centers Inc.
27 West 67th Street                 1999   Associates, a consulting firm.              (real estate investment
Apt. 5FW                                   Former Director of CVS Corp.                trust)
New York, NY 10023                         (pharmacy retail)
Age 74

Jane F. Dasher          Director    Since  Controller of PBK                   27      None
Korsant Partners                    1999   Holdings Inc., a family
283 Greenwich Avenue                       investment company
3rd Floor
Greenwich, CT 06830
Age 54

Donald R. Foley         Director    Since  Retired                             19      None
3668 Freshwater Drive               1982
Jupiter, FL 33477
Age 81

Richard E. Hanson, Jr.  Director    Since  Retired; Former Head of the New     27      None
2751 Vermont Route 140              1999   Atlanta Jewish Community High
Poultney, VT 05764                         School
Age 62

Paul Hardin             Director    Since  Professor of Law & Chancellor       34      None
12083 Morehead                      1994   Emeritus at the University of
Chapel Hill, NC                            North Carolina
27514-8426
Age 72

Roderick C. Rasmussen   Director    Since  Investment Counselor                27      None
9 Cadence Court                     1982
Morristown, NJ 07960
Age 77

                                            Term of                                    Number of
                                            Office*                                   Portfolios
                                              and                                       in Fund
                              Position(s)   Length                                      Complex
                               Held with    of Time      Principal Occupation(s)       Overseen   Other Directorships
Name, Address, and Age           Fund       Served         During Past 5 Years        by Director  Held by Director
----------------------       -------------- ------- --------------------------------- ----------- -------------------

John P. Toolan               Director        Since  Retired                               27      John Hancock Funds
13 Chadwell Place                            1992
Morristown, NJ 07960
Age 73

INTERESTED DIRECTOR:
R. Jay Gerken**              Chairman,       Since  Managing Director of Citigroup        221     None
Citigroup Asset Management   President and   2002   Global Markets Inc. ("CGM");
("CAM")                      Chief                  Chairman, President and Chief
399 Park Avenue              Executive              Executive Officer of Smith
4th Floor                    Officer                Barney Fund Management LLC
New York, NY 10022                                  ("SBFM"), Travelers Investment
Age 52                                              Adviser, Inc. ("TIA") and Citi
                                                    Fund Management Inc. ("CFM");
                                                    President and Chief Executive
                                                    Officer of certain mutual funds
                                                    associated with Citigroup Inc.;
                                                    Formerly, Portfolio Manager of
                                                    Smith Barney Allocation Series
                                                    Inc. (from 1996-2001) and Smith
                                                    Barney Growth and Income Fund
                                                    (from 1996-2000)
OFFICERS:
Andrew B. Shoup              Senior Vice     Since  Director of CAM; Senior Vice          N/A     N/A
CAM                          President and   2003   President and Chief
125 Broad Street, 11th Floor Chief                  Administrative Officer of mutual
New York, NY 10004           Administrative         funds associated with Citigroup;
Age 47                       Officer                Treasurer of certain mutual funds
                                                    associated with Citigroup; Head
                                                    of International Funds
                                                    Administration of CAM (from
                                                    2001 to 2003); Director of Global
                                                    Funds Administration of CAM
                                                    (from 2000 to 2001); Head of
                                                    U.S. Citibank Funds
                                                    Administration of CAM (from
                                                    1998 to 2000)

Richard L. Peteka            Chief           Since  Director of CGM; Chief Financial      N/A     N/A
CAM                          Financial       2002   Officer and Treasurer of certain
125 Broad Street             Officer and            mutual funds associated with
11th Floor                   Treasurer              Citigroup; Director and Head of
New York, NY 10004                                  Internal Control for CAM U.S.
Age 42                                              Mutual Fund Administration (from
                                                    1999-2002) Vice President, Head
                                                    of Mutual Fund Administration
                                                    and Treasurer at Oppenheimer
                                                    Capital (from 1996-1999)

Martin R. Hanley             Vice            Since  Portfolio Manager                     N/A     N/A
CAM                          President and   1993
399 Park Avenue              Investment
4th Floor                    Officer
New York, NY 10022
Age 36

Kevin Kennedy                Vice President  Since  Portfolio Manager                     N/A     N/A
CAM                          and             2001
399 Park Avenue              Investment
4th Floor                    Officer
New York, NY 10022
Age 49

                                       Term of                                    Number of
                                       Office*                                   Portfolios
                                         and                                       in Fund
                          Position(s)  Length                                      Complex
                           Held with   of Time      Principal Occupation(s)       Overseen   Other Directorships
Name, Address, and Age       Fund      Served         During Past 5 Years        by Director  Held by Director
----------------------   ------------- ------- --------------------------------- ----------- -------------------

Kaprel Ozsolak           Controller     Since  Vice President of CGM;                N/A             N/A
CAM                                     2002   Controller of certain funds
125 Broad Street                               associated with Citigroup
11th Floor
New York, NY 10004
Age 38

Andrew Beagley           Chief Anti-    Since  Director of CGM (since 2000);         N/A             N/A
CAM                      Money          2002   Director of Compliance, North
399 Park Avenue          Laundering            America, CAM (since 2000);
New York, NY 10022       Compliance            Chief Anti-Money Laundering
Age 40                   Officer               Compliance Officer and Vice
                                               President of certain mutual funds
                                               associated with Citigroup Inc.;
                                               Director of Compliance Europe,
                                               the Middle East and Africa, CAM
                                               (from 1999 to 2000); Compliance
                                               Officer, Salomon Brothers Asset
                                               Management Limited, Smith
                                               Barney Global Capital
                                               Management Inc., Salomon
                                               Brothers Asset Management Asia
                                               Pacific Limited (from 1997 to
                                               1999)

Robert I. Frenkel        Secretary and  Since  Managing Director and General         N/A             N/A
CAM                      Chief Legal    2003   Counsel of Global Mutual Funds
300 First Stamford Place Officer               for CAM and its predecessor
4th Floor                                      (since 1994); Secretary of CFM;
Stamford, CT 06902                             Secretary and Chief Legal Officer
Age 48                                         of mutual funds associated with
                                               Cititgroup

--------
 * Each Director and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is a Director who is an "interested person" of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

   The Company has no compensation committee of the Board of Directors (the "Board") or any committee performing similar functions. The Company has an Administrative and Governance Committee composed of three Independent Directors, Lee Abraham, Donald R. Foley and Richard Hanson, Jr., which acts as a Nominating Committee of the Board of Trustees.

   The Administrative and Governance Committee functions as a Nominating Committee and is charged with the duty of making all nominations for Independent Directors to the Board. The Nominating Committee will consider nominees recommended by the funds' shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the funds' most recent fiscal years.

   The Company has an audit committee ("Audit Committee"), comprised solely of members who are independent as defined in the New York Stock Exchange's ("NYSE") Listed Company Manual. The members of the Audit Committee are Lee Abraham, Jane F. Dasher and John Toolan. The Audit Committee oversees the scope of the funds' audits, the funds' accounting and financial reporting policies and practices and their internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the Company's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent auditors and all permissible non-audit services provided by the funds' independent auditors to their manager and any affiliated service providers if the engagement relates directly to the funds' operations and financial reporting. During the most recent fiscal year, the Audit Committee met three times.

   The Company also has a pricing committee composed of the Chairman of the Board and one Independent Director which is charged with determining fair value prices for securities when required. During the funds' most recent fiscal year the pricing committee did not meet.

   The Company has an investment committee comprised of Messrs. Bloostein, Hardin, Rasmussen and Toolan.

   No Independent Director owned (nor did certain family members of those Directors own) securities in the manager, CGM, or any person directly or indirectly controlling, controlled by, or under common control with the manager or CGM as of December 31, 2003.

   The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2003:

                                                            Aggregate Dollar Range of Equity*
                                                         Securities in All Registered Investment
                                Dollar Range of Equity*     Companies Overseen by Director in
      Name of Director         Securities in the Company     Family of Investment Companies
      ----------------         ------------------------- ---------------------------------------
Lee Abraham...................             A                                B
Allan J. Bloostein............             A                                E
Jane F. Dasher................             E                                E
Donald R. Foley...............             A                                E
R. Jay Gerken.................             A                                E
Richard E. Hanson, Jr.........             A                                B
Paul Hardin...................             A                                E
Roderick C. Rasmussen.........             A                                C
John P. Toolan................             A                                E

--------
* The dollar ranges are as follows:

  A = None
  B = $1-$10,000
  C = $10,001-$50,000
  D = $50,001-$100,000
  E = Over $100,000

   As of December 31, 2003 none of the Independent Directors, or his or her immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the funds.

   The following table shows the compensation paid by the Company and other mutual funds of the CAM mutual fund complex to each Director during the Company's last fiscal year. None of the Officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its Directors and officers. Officers and Interested Directors of the Company are compensated by CGM. Fees for Directors who are not "interested persons" of the Company and who are directors of a group of funds sponsored by CGM are set at $60,000 per annum and are allocated based on the relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these Directors receive $500 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. During the fiscal year ended December 31, 2003 such expenses totaled $19,408.

                              COMPENSATION TABLE

                                                                       Total Number of
                                                           Total       Funds for Which
                                        Aggregate       Compensation   Director Serves
                                      Compensation     from Fund and       within
         Name of Director           from the Fund (1) Fund Complex (1)  Fund Complex
         ----------------           ----------------- ---------------- ---------------
Lee Abraham........................      $26,707          $ 76,300            27
Allan J. Bloostein.................      $26,707          $ 76,100            34
Jane Dasher........................      $27,089          $ 80,150            27
Donald R. Foley*...................      $21,363          $ 53,700            19
Richard E. Hanson, Jr..............      $26,707          $ 76,600            27
Paul Hardin........................      $26,707          $126,600            34
R. Jay Gerken+.....................      $    --          $     --           221
Roderick C. Rasmussen*.............      $15,247          $ 46,100            27
John P. Toolan*....................      $27,089          $ 77,050            27

--------
(1) The aggregate compensation from the fund and total compensation from the fund and fund complex includes compensation received from the Retirement Portfolio of the fund. On December 5, 2003, the Cash Portfolio of the fund acquired the assets and certain liabilities of the Retirement Portfolio.
+ Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is Managing Director of CGM and Chairman, President and Chief Executive Officer of SBFM, the Fund's investment adviser or "Manager".
* Pursuant to the Company's deferred compensation plan, the indicated Directors have elected to defer the following amounts of their aggregate compensation from the Company: Donald R. Foley: $2,839 and Roderick C.
   Rasmussen: $11,460, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $7,950 and Roderick C. Rasmussen:
   $30,000.
   Upon attainment of age 72 the Company's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80 unless elected as a director prior to the adoption of the emeritus program. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Company's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Company's last fiscal year, aggregate compensation from the Company to Emeritus Directors totaled $14,299.

   As of April 7, 2004 Directors and Officers of the Company owned, in the aggregate, less than 1% of the outstanding shares of each fund.

                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

   General. The Prospectus discusses each fund's investment objective and the policies each fund employs to achieve its objective. Each fund is an open-end, diversified management investment company under the 1940 Act. Each fund's investment manager is SBFM.

   The funds operate as money market funds, and utilize certain investment policies so that, to the extent reasonably possible, each fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis.

   Each fund's investments are limited to United States dollar-denominated instruments (and repurchase agreements thereon) that, at the time of acquisition (including any related credit enhancement features) have received a rating in one of the two highest categories (for Cash Portfolio, the highest category) for short-term debt obligations from the "Requisite NRSROs," securities of issuers that have received such a rating with respect to other comparable securities, and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or
(b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission ("SEC") are the Standard & Poor's Division of The McGraw-Hill Companies Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc.

   The following is a description of the types of money market instruments in which each fund may invest:

   U.S. government obligations (each fund). Obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds) or by its agencies and instrumentalities (such as the Government National Mortgage Association, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the U.S. Postal Service, the Federal Financing Bank and the Federal National Mortgage Association). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan Bank) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of the Student Loan Marketing Association) are supported only by the credit of the particular agency or instrumentality.

   Repurchase Agreements (each fund). Each fund may enter into repurchase agreements with respect to U.S. government securities and may engage in repurchase agreement transactions on portfolio securities. The funds may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). A fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. In the event a tri-party repurchase agreement is utilized, the collateral can be held by a third party. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the funds may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the funds' portfolio manager. The portfolio manager will continue to monitor creditworthiness of the seller under a repurchase agreement. The portfolio manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by a fund under the 1940 Act.

   The following are permitted investments for the Cash Portfolio; the Government Portfolio will invest only in U.S. Government obligations and repurchase agreements secured by those obligations.

   Commercial Paper and Other Short-term Obligations (Cash
Portfolio). Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs. Short-term obligations also include mortgage-related or asset-backed debt or debt-like instruments, including pass-through certificates representing participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality ratings from NRSROs. Commercial paper and such other short-term obligations will be rated in the highest category for short-term debt obligations by the requisite NRSROs at the time of acquisition by a fund, or will be unrated securities determined to be comparable thereto.

   High Quality Corporate Obligations (Cash Portfolio). Obligations of corporations that are originally issued with a maturity of greater than 397 days and are: (1) rated as long-term debt obligations in the two highest rating categories (the highest for Cash Portfolio) by the requisite NRSROs or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations, or are otherwise comparable to short-term debt obligations having such a rating. Each fund will invest only in corporate obligations with remaining maturities of 13 months or less.

   Bank Obligations (Cash Portfolio). Obligations (including certificates of deposit, bankers' acceptances and fixed time deposits) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit in denominations greater than $100,000 that are purchased by the fund will not be fully insured. The Cash Portfolio will not purchase a fixed time deposit with an ultimate maturity of more than six months, and will limit its investment in fixed time deposits maturing from two business to seven calendar days and/or any other investments deemed to be illiquid to 10% of its net assets.

   The Cash Portfolio will maintain at least 25% of its total assets invested in obligations of domestic and foreign banks, subject to the above-mentioned size criteria. The fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and in instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the Cash Portfolio may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Island, London, Nassau, Tokyo and Toronto.

   Municipal Obligations (Cash Portfolio). Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+ or A-1 or AA or better by S&P or MIG 2, VMIG 2 or Prime-1 or Aa or better by Moody's or, if not rated, determined by the Manager to be of comparable quality. Cash Portfolio only invests in municipal obligations rated in the highest short-term rating category. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance the fund's yield. Cash Portfolio will not invest more than 10% of its total assets in municipal obligations.

   Time Deposits (Cash Portfolio). Cash Portfolio may invest in fixed time deposits with an ultimate maturity of not more than six months. In addition, the fund currently intends to limit investment in fixed time deposits with a maturity of two business days or more, when combined with other illiquid assets of the fund, so that not more than 10% of its assets would be invested in all such illiquid instruments. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

   Asset-Backed Securities (Cash Portfolio). Cash Portfolio may invest in asset-backed securities arising through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

   The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. In periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.

   Illiquid and Restricted Securities (Cash Portfolio). The fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A"). The fund may also invest a portion of its assets in illiquid investments, which include repurchase agreements maturing in more than seven days. The Board of Directors may determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will monitor the fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The fund may also purchase restricted securities that are not registered under Rule 144A.

   The Articles of Incorporation of the Company permit the Board of Directors to establish additional funds of the Company from time to time. The investment restrictions applicable to any such additional fund would be established by the Board of Directors at the time such fund was established and may differ from those set forth above.

Other Investment Techniques

   The following pertains to each fund:

   Portfolio Turnover. Each fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, a fund may realize a gain or loss.

Portfolio Transactions

   Decisions to buy and sell securities for the funds are made by the Manager, subject to the overall review of the Company's Board of Directors. Although investment decisions for the funds are made independently from those of the other accounts managed by the Manager, investments of the type the funds may make also may be made by those other accounts. When the funds and one or more other accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the funds or the size of the position obtained or disposed of by the funds.

   Allocation of transactions on behalf of the funds, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed fair and reasonable to the funds' shareholders. The primary considerations of the Manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the Manager may receive orders for portfolio transactions by the funds. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager, and the fees of the Manager are not reduced as a consequence of its receipt of the supplemental information. The information may be useful to the Manager in serving both the funds and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the funds.

   The funds will not purchase securities during the existence of any underwriting or selling group relating to the securities of which the Manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the funds may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the funds from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

   Even though investment decisions for the funds are made independently from those of the other accounts managed by SBFM, investments of the kind made by the funds also may be made by those other accounts. When the funds and one or more accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBFM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the funds or the size of the position obtained for or disposed of by the funds.

   Borrowing. Each fund may borrow money from banks for temporary or emergency purposes, including for the purpose of accommodating requests for the redemption of shares while effecting an orderly liquidation of portfolio securities, and not for leveraging purposes.

   Reverse Repurchase Agreements.  The Government Portfolio may invest up to
33 1/3% of its total assets in reverse repurchase agreements and enter into reverse repurchase agreements with broker/dealers and other financial institutions, including the funds' custodian. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." Such transactions are advantageous only if the Government Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the Government Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Government Portfolio's assets. The funds' custodian bank will maintain a separate account for the Government Portfolio with securities having a value equal to or greater than such commitments.

                                 RISK FACTORS

   Interest Rate Risk. General changes in interest rates result in increases or decreases in the market value of the obligations held by a fund (but do not affect the amortized cost valuations). The market value of the obligations held by each fund can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, each fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, each fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its investments, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

   Foreign Investments (Cash Portfolio). Investments in securities issued by foreign banks or foreign issuers present certain additional risks. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. The Cash Portfolio may invest in Eurodollar and Yankee obligations, which are certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. The risks of Eurodollar obligations include the possibility that a foreign government will not allow U.S. dollar-denominated assets to leave the foreign country and the possibility that adverse political or economic developments will affect investments in a foreign country.

               INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES

   The funds are subject to following restrictions and policies that are "fundamental," which means that they cannot be changed without approval by a vote of a majority of the outstanding voting securities of a fund affected by the change, as defined in the 1940 Act and in accordance with Rule 18f-2 thereunder (see "Voting Rights").

   Fundamental Policies--Each fund. Without the approval of a majority of its outstanding voting securities, no fund may:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder. (However, since each of the funds operates as a money market fund under Rule 2a-7 under the Act, compliance with Rule 2a-7 is deemed to satisfy the diversification requirements otherwise applicable to diversified investment companies under the 1940 Act.)

      2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent each fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies).

   Additional Fundamental Policies--Cash Portfolio. In addition to the fundamental policies stated above for all funds:

      1. The Cash Portfolio may not invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and the Cash Portfolio reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities.

   Nonfundamental Policies. The funds are subject to the following restrictions and policies which are "non-fundamental" and which may be changed by the Company's Board of Directors without shareholder approval, subject to any applicable disclosure requirements. As a nonfundamental policy, no fund may:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Invest in securities of other investment companies except as may be acquired as part of a merger, consolidation, or acquisition of assets.

      3. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

      4.  Invest in oil and gas interests.

      5.  Invest in any company for the purpose of exercising control.

      6.  Write or purchase put or call options.

   All of the foregoing restrictions that are stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction. Notwithstanding any of the foregoing investment restrictions, each of the funds may invest up to 100% of its assets in U.S. Government obligations.

               VALUATION OF SHARES AND AMORTIZED COST VALUATION

   The net asset value per share of each fund is determined as of 12 noon Eastern time on each day that the New York Stock Exchange ("NYSE") is open by dividing the fund's net assets attributable to each class (i.e., the value of its assets less liabilities) by the total number of shares of the class outstanding. Each fund may also determine net asset value per share on days when the NYSE is not open, but when the settlement of securities may otherwise occur. As noted above, each fund employs the amortized cost method of valuing portfolio securities and seeks to continue to maintain a constant net asset value of $1.00 per share.

   The Prospectus states that net asset value will be determined on any day the NYSE is open and that the net asset value may be determined on any day that the settlement of securities otherwise occurs. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

   The Company uses the "amortized cost method" for valuing each fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method of valuation of each fund's portfolio securities involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount from or premium to the stated principal amount of the security, regardless of the impact of fluctuating interest rates on its market value. The market value of portfolio securities will fluctuate on the basis of the creditworthiness of the issuers of such securities and with changes in interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yields to investors in a fund may differ somewhat from that obtained in a similar fund that uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the funds would be able to obtain a somewhat higher (lower) yield than would result from investment in such similar company, and existing investors would receive less (more) investment income.

   The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of each fund's shares will remain at $1.00; however, shareholders should be aware that despite procedures that will be followed to maintain a stabilized price, including maintaining a maximum dollar-weighted average portfolio maturity of 90 days and investing in securities with remaining maturities of only 13 months or less, there is no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause the fund's price per share to change from $1.00.

                   IRA AND OTHER PROTOTYPE RETIREMENT PLANS

   Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the Company or CGM; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension-IRA

   If you or your spouse have earned income, each of you may establish an Individual Retirement Account ("IRA") and make maximum annual contributions equal to the lesser of earned income or $3,000 ($3,500 if you are age 50 or older by the end of the year). Married couples where one spouse is non-working may contribute a total of $6,000 ($7,000 if both you and your spouse are age 50 or older by the end of the year) annually to their IRAs.

   If you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). For married couples filing jointly for 2004, a full deduction is permitted if your combined AGI is $65,000 or less ($845,000 for unmarried individuals); a partial deduction will be allowed when AGI is more than $55,000 but less than $75,000 more than $45,000 but less than $55,000 for an unmarried individual); and no deduction when AGI is $70,000 ($50,000 for an unmarried individual). However, if you are married and your spouse is covered by a employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000-$160,000, and no deduction is permitted for AGI of $160,000 or above.

   The rules applicable to so-called "Roth IRAs" differ from those described above.

   A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

   An employer who has established a Simplified Employee Pension-IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual deductible contribution of 25% (up to $40,000 for 2004) of each participant's compensation. Compensation is capped at $200,000 for 2004.

Paired Defined Contribution Prototype

   Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the Company through the Smith Barney Prototype Paired Defined Contribution Plan (the "Prototype"). The Prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The Prototype provides for a maximum annual tax deductible contribution on behalf of participants of up to 25% of compensation, but not to exceed $40,000 for any individual participant. Additional deductions are allowed with respect to 401(k) contributions, provided total allocation to any individual participant may not exceed $40,000.

                              PURCHASE OF SHARES

   The minimum initial investment for Class A shares is $1,000 for each fund and the minimum subsequent investment is $50, except for purchases through (a) IRAs and Self-Employed Retirement Plans, for which the minimum initial and subsequent investments are $250 and $50, respectively, and (b) retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for which the minimum initial and subsequent investments are $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, and Directors or Trustees of any Citigroup-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children.

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

   Class A and Class Y shares are available for purchase directly by investors. Class C shares are available for purchase only by Participating Plans (as defined under "Purchase of Shares--Smith Barney Retirement Programs") opened prior to June 21, 1996, either directly or as part of an exchange transaction with certain other funds distributed by CGM. Class C shares of the Government Portfolio that represent previously issued "Class B" shares may only be redeemed or exchanged out of the fund.

   Both funds' shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order becomes effective, and income dividends begin to accrue, when the fund, CGM or an Introducing Broker receives, or converts the purchase amount into, Federal funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank). When orders for the purchase of fund shares are paid for in Federal funds, which is required if shares are purchased through PFPC Inc. ("PFPC" or the applicable "sub-transfer agent" with regard to CGM accounts), or are placed by an investor with sufficient Federal funds or cash balance in the investor's brokerage account with CGM or the Introducing Broker, the order becomes effective on the day of receipt if received prior to 12 noon, Eastern time, on any day the fund calculates its net asset value. See "Valuation of Shares." Purchase orders received after 12 noon on any business day are effective as of the next time the net asset value is determined. When orders for the purchase of fund shares are paid for other than in Federal funds, CGM or the Introducing Broker, acting on behalf of the investor, will complete the conversion into, or itself advance, Federal funds, and the order will become effective on the day following its receipt by the fund, CGM or the Introducing Broker.

   Smith Barney Retirement Programs. The fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment.

   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

   Class C Shares. Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eight year.

   A plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eight anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eight anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

   For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

   Letter of Intent--Class Y Shares. A Letter of Intent may be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased during such period will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or Citicorp Trust Bank, fsb (the "Transfer Agent") for further information.

                             REDEMPTION OF SHARES

   Shareholders may redeem their shares without charge on any day a fund calculates its net asset value. See "Valuation of Shares and Amortized Cost Valuation." Redemption requests received in proper form before 12 noon, Eastern time, are priced at the net asset value as next determined on that day. Redemption requests received after 12 noon, Eastern time, are priced at the net asset value next determined. Redemption requests must be made through a Service Agent through whom the shares were purchased, or, for PFS accounts, through Primerica Shareholders Services ("PSS"), except that shareholders who purchased shares of the fund from PFPC or PSS may also redeem shares directly through PFPC or PSS. A shareholder desiring to redeem shares represented by certificates also must present the certificates to a Service Agent or PFPC or PSS, endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until the certificates are received by PFPC or PSS in proper form.

   Each fund normally transmits redemption proceeds on the business day following receipt of a redemption request but, in any event, payment will be made within three days thereafter, exclusive of days on which the NYSE is closed and the settlement of securities does not otherwise occur, or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. A shareholder who pays for fund shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to ten days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with Federal funds, by bank wire or with a certified or cashier's check.

   Fund shareholders who purchase securities through a Service Agent may take advantage of special redemption procedures under which Class A shares of the fund will be redeemed automatically to the extent necessary to satisfy debit balances arising in the shareholder's account with a Service Agent. One example of how an automatic redemption may occur involves the purchase of securities. If a shareholder purchases securities but does not pay for them by the settlement date, the number of fund shares necessary to cover the debit will be redeemed automatically as of the settlement date, which usually occurs three business days after the trade date. Class A shares that are subject to a deferred sales charge (see "Redemption of Shares--Deferred Sales Charge") are not eligible for such automatic redemption and will only be redeemed upon specific request. If the shareholder does not request redemption of such shares, the shareholder's account with a Service Agent may be margined to satisfy debit balances if sufficient fund shares that are not subject to any applicable deferred sales charge are unavailable. No fee is currently charged with respect to these automatic transactions. Shareholders not wishing to participate in these arrangements should notify their Service Agent.

   A written redemption request must (a) state the class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC or PSS together with the redemption request. Any signature appearing on a written redemption request in excess of $50,000, share certificate or stock power must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

   Telephone Redemption and Exchange Program. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the fund.)

   Redemptions. Redemption requests of up to $50,000 of any class or classes of a fund's shares may be made by eligible shareholders by calling the Transfer Agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The funds reserve the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. See "Exchange Privilege" for more information.

   Share certificates. The fund does not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

   Additional Information regarding Telephone Redemption and Exchange
Program. Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

  Deferred Sales Charge

   Class A shares of the Cash Portfolio and Government Portfolio and Class C shares of the Government Portfolio that represent previously issued "Class B" shares acquired as part of an exchange privilege transaction, and were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a deferred sales charge, continue to be subject to any applicable deferred sales charge of the original fund. Therefore, such Class A and Class C shares that are redeemed within 12 months of the date of purchase of the original fund may be subject to a deferred sales charge of 1.00%. The amount of any deferred sales charge will be paid to and retained by CGM. The deferred sales charge will be assessed based on an amount equal to the account value at the time of redemption, and will not be imposed on increases in value above the initial purchase price in the original fund. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Class A and Class C shares have been held will be calculated from the date that the shares were initially acquired in one of the other Smith Barney Mutual Funds, and the amount of shares being redeemed will be considered to represent, as applicable, the value of capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain (if any) or increase the loss (if any), as the case may be, on redemption.

   The deferred sales charge on Class A and Class C shares, if any, will be waived on (a) exchanges (see "Exchange Privilege" below); (b) redemptions of shares within twelve months following the death or disability of the shareholder; (c) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2;
(d) involuntary redemptions; and (e) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

   For information concerning the deferred sales charge applicable to Class A and Class C shares acquired through the Smith Barney Retirement Programs, see "Purchase of Shares."

                                 PFS ACCOUNTS

   Initial purchases of the Cash Portfolio--Class A shares must be made through a PFS Investments Inc. Registered Representative by completing the appropriate application. The completed application must be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to PSS. In processing applications and investments, the Transfer Agent acts as agent for the investor and for PFS Investments and also as agent for the Distributor, in accordance with the terms of the Prospectus. If the Transfer Agent ceases to act as such, a successor company named by the Company will act in the same capacity so long as the account remains open.

   Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. PSS will process and mail usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two day air express for a $8 fee that will be deducted from the shareholder's account or by one day express for a $15 fee that will be deducted from the shareholder's account.

   An Account Transcript is available at a shareholder's request which identifies every financial transaction in an account since it was opened. Additional copies of tax forms are available at the shareholder's request.

   Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact PSS at (800) 544- 5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow subsequent investments by telephone by any person in his or her account, he or she should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $50,000. By requesting a purchase by telephone, you authorize PSS to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach PSS because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

                              EXCHANGE PRIVILEGE

   Except as otherwise noted below, shares of each class may be exchanged for shares of the same class in any of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A and Class C shares are subject to minimum investment requirements and all shares are subject to other terms or requirements of the fund into which exchanges are made and a sales charge may apply.

   Class A Exchanges. Class A shares of each fund will be subject to the applicable sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.

   Class Y Exchanges. Class Y shareholders of a fund who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds may do so without imposition of any charge.

   Additional Information Regarding Exchanges. The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the funds and their shareholders. Accordingly, if the funds' management in its sole discretion determines that an investor is engaged in excessive trading, the funds, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The funds may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the funds will take no other action with respect to the shares until further instructions from the investor are received. The funds' policy on excessive trading applies to investors who invest in the funds directly or through Service Agents, but does not apply to any systematic investment plans described in the Prospectuses.

   During times of drastic economic or market conditions, the funds may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

                                     TAXES

   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

   Each fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, each fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% or its net tax-exempt income for the taxable year. Each fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

   The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   Foreign Investments. Income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The funds will not be eligible to elect to treat any foreign taxes they pay as paid by their respective shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by a fund will reduce the return from the fund's investments.

Taxation of U.S. Shareholders

   Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

   The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. Each Fund expects that it generally will not earn or distribute any long-term capital gains. In addition, each Fund expects that none of its distributions will be eligible (i) to be treated as "qualified dividend income" taxed at the rates generally applicable to long-term capital gains for individual shareholders or (ii) for the dividends received deduction for corporate shareholders.

   Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference, if any, between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Further more, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

   Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes

   Dividends, distributions and redemptions proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

   Manager. SBFM manages the day-to-day operations of each fund pursuant to management agreements entered into by the Company on behalf of each fund. Under the management agreements, the Manager offers each fund advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects of the business and affairs of each fund. It also furnishes each fund with executive and other personnel; management, bookkeeping, accounting and administrative services; office space and equipment; and the services of the officers and employees of the funds. SBFM is an indirect wholly-owned subsidiary of Citigroup Inc., a publicly owned financial services company. SBFM is an investment manager to investment companies that had assets under management as of December 31, 2003 of approximately $115.4 billion.

   The Advisory Agreement with respect to each fund has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Company's Board of Directors, or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors with such Independent directors casting votes in person at a meeting called for such purpose. In approving the continuation of each fund's Advisory Agreement, the Board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The Board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and Manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative, brokerage and transfer agency relationships with affiliates of the Manager, as well as research services received by the Manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Advisory Agreement was in the best interests of the fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process. Each fund or the Manager may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   For the years 2001, 2002 and 2003 the funds paid management fees as shown below:

   Fund                                           Management Fees
   ----                                -------------------------------------
                                           2001         2002        2003
                                       ------------ ------------ -----------
   Cash Portfolio..................... $159,076,536 $108,717,599 $82,168,878
   Government Portfolio............... $ 21,124,677 $ 16,324,462  13,626,290

   The funds' management agreements, which were approved by their shareholders on September 16, 1994 and became effective on November 21, 1994, and were most recently approved by the Board of Directors, including a majority of the Independent Directors of the Company, on June 25, 2003, provide for compensation of the Manager accrued daily and paid monthly at the following annual rates:

                                                                       Management Fee as a
                                                                      Percentage of Average
                                         Fund Asset Breakpoints         Daily Net Assets
-                                   --------------------------------- ---------------------
Each Fund.......................... First $1 billion                           0.45%
                                    Over $1 billion up to $2 billion          0.425%
                                    Over $2 billion up to $5 billion           0.40%
                                    Over $5 billion up to $10 billion         0.375%
                                    Over $10 billion                           0.35%

   Each fund's management agreement further provides that all other expenses not specifically assumed by the Manager under the agreement are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books, performing portfolio valuations, and for rendering other services to the Company) and shareholder servicing agents, filing fees and expenses relating to the registration and qualification of the Company's shares under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Company's registration statements and prospectuses), expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, out-of-pocket expenses of Directors and fees of Directors who are not "interested persons" as defined in the 1940 Act, fees of auditors and legal counsel, interest, taxes, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, and all other costs incident to the Company's corporate existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to the relevant fund; general corporate expenses of the Company are allocated between all the funds on the basis of relative net assets. No sales or promotion expenses are incurred by the funds, but expenses incurred in complying with laws regulating the issue or sale of the Company's shares are not deemed sales or promotion expenses.

   The Manager has agreed that if in any fiscal year the total expenses of either fund, exclusive of taxes, brokerage, interest and extraordinary expenses, exceed 0.70% of the average daily net assets for that fiscal year of the fund, the Manager will reduce its fee to the extent of such excess, or reimburse any such excess amount to the relevant fund. The 0.70% voluntary expense limitation shall be in effect until it is terminated by 14 days' written notice to shareholders and by supplement to the then-current prospectus.

   Each fund's management agreement will continue in effect if specifically approved annually by a majority of the Directors of the Company, including a majority of the Directors who are not parties to such contract or "interested persons" of any such party. Each agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment. It may be amended or modified only if approved by vote of the holders of "a majority of the outstanding voting securities" of such fund as defined in the 1940 Act, which is discussed below under "Voting Rights."

   SBFM (Manager/adviser) serves as investment adviser to the fund pursuant to a written agreement ("Management Agreement"), which was most recently approved by the fund's Board of Directors, including a majority of the Directors who are not interested persons of the fund or CGM on June 26, 2003.

   Each agreement provides that the Manager is not liable for any act or omission in the course of or in connection with rendering services under the agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

   The term "Smith Barney" in the title of the Company has been adopted by permission of CGM, formerly Salomon Smith Barney, Inc. and is subject to the right of CGM to elect that the Company stop using the term in any form or combination of its name.

   Distributors. CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, Inc. serve as the funds' co-distributors pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was approved by the Company's Board of Directors, including a majority of the Independent Directors, on March 15, 2000. Prior to June 5, 2000, CFBDS, Inc. served as the funds' distributor.

   To compensate CGM and PFS Distributors for the services they provide and for the expenses they bear under the Distribution Agreement, the funds have adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.10% of the value of the fund's average daily net assets attributable to the Class A and Class C shares. Each fund also pays PFS Distributors a service fee of 0.10% of the average daily net assets of Class A shares held in accounts at PFS Distributors.

   The following fees were incurred under the Plan during the fiscal years indicated:

                                                 Class A
                                   -----------------------------------
         Fund                         2001        2002        2003
         ----                      ----------- ----------- -----------
         Cash..................... $41,084,796 $26,754,151 $20,705,601
         Government...............   5,019,811   3,747,887   3,152,578

                                                 Class C
                                   -----------------------------------
         Fund                         2001        2002        2003
         ----                      ----------- ----------- -----------
         Cash..................... $       283 $       310 $       376
         Government...............         129          89          72

   CGM and/or PFS Distributors incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Smith Barney Financial Consultants or PFS Registered Representatives and for accruals for interest on the excess of CGM and/or PFS Distributors, expenses incurred in the distribution of the funds' shares over the sum of the distribution fees and deferred sales charges received by CGM and/or PFS Distributors as expressed in the following table:

                                     Financial              Mutual Fund
                                     Consultant    Branch    Marketing  Printing Interest
Fiscal Year Ended December 31, 2003 Compensation  Expenses   Expenses   Expenses Expenses
----------------------------------- ------------ ---------- ----------- -------- --------
            Cash...................  11,055,663  14,390,393     -0-       -0-      -0-
            Government.............   1,674,807   1,986,979     -0-       -0-      -0-

   Brokerage. The Manager places orders for the purchase and sale of securities for the funds. All of the portfolio transactions have been principal transactions with major dealers in money market instruments, on which no brokerage commissions are paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. No portfolio transactions are handled by CGM.

   The following table lists holdings by each fund of the following securities issued by broker/dealers who executed brokerage transactions on behalf of the funds:

                                                             Value of
                                                           Shares Held
                                                        ------------------
                                                              As of
                                                        Fiscal Year Ending
                                                           December 31,
                                                               2003
                                                        ------------------
     Cash Portfolio
     --------------
     Broker/dealer
     -------------
        CS First Boston................................    $439,008,962
        Morgan Stanley.................................     399,802,000
        Goldman, Sachs and Co..........................     200,000,000

     Government Portfolio
     --------------------
     Broker/dealer
     -------------
        Goldman, Sachs and Co..........................     217,000,000
        J.P. Morgan Chase and Co.......................       1,616,000

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the funds, their manager and principal underwriters have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   The Codes of Ethics of the funds, the manager and the principal underwriters are on file with the SEC.

Proxy Voting Guidelines & Procedures

   Although individual Directors may not agree with particular policies or votes by the Manager, the Board has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision making process.

   Attached as Appendix B is a summary of the guidelines and procedures that a fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that a fund uses when a vote presents a conflict between the interests of the fund's shareholders, on the one hand, and those of the Manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.

   Effective August 31, 2004, information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-451-2010, and (2) on the Securities and Exchange Commission's website at http:www.sec.gov.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

   The Company, an open-end, diversified management investment company, was incorporated under Maryland law on May 28, 1974. The Company currently has outstanding two series of shares, representing shares in separate funds--the Cash Portfolio and the Government Portfolio--and the Company's Board of Directors may authorize the creation of additional series of shares. Each share of a fund or class represents an equal proportionate interest in the net assets of that fund or class with each other share of the same fund or class and is entitled to such dividends and distributions out of the net income of that fund or class as are declared in the discretion of the Board. Shareholders are entitled to one vote for each share held and will vote in the aggregate and not by fund or class except as otherwise required by the 1940 Act or Maryland law. In the event of the liquidation or dissolution of a fund or of the Company, shares of a fund are entitled to receive the assets belonging to that fund and a proportionate distribution of any general assets not belonging to any particular fund that are available for distribution based upon the relative net assets of the respective funds.

                                 VOTING RIGHTS

   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Company. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Company have declared that the Director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

   Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by "vote of a majority of the outstanding voting securities" (as defined below) of each fund or class affected by the matter. Rule 18f-2 further provides that a fund or class shall be deemed to be affected by a matter unless it is clear that the interests of each fund or class in a matter are identical or that the matter does not affect any interest of the fund or class. Under the rule the approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding voting securities of the fund affected by the matter. The rule further provides that the ratification of independent auditors, the election of Directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to fund.

   As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected fund or class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected fund or class) are represented at the meeting in person or by proxy.

   As of April 7, 2004, to the knowledge of the fund, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned of record more than 5% of the outstanding shares of any class of a fund with the exception of the following:

          Name & Address                                     Percent
          --------------                                     -------
          Cash Portfolio
          Class C
          Dina K. Whitaker.................................. 41.5310%
          CGM IRA Custodian
          6705 Pemberton View Drive
          Seffner, FL 33584-2423

          Frontier Trust Company TTEE....................... 36.9791%
          Peer Bearing Company Union
          Employees Money Purchase Plan
          2200 Norman Drive South
          Waukegan, IL 60085

          SB Corp Trust Cust................................  9.2371%
          FBO Muriel Ouellette
          R/O IRA
          293 Paquette Ave
          Manchester, NH 03104

          Cash Portfolio
          Class Y
          BYRD, Co.......................................... 15.9688%
          Wachovia Bank N.A.
          Taxable Acct-Att: Diane Pileggi
          Mutual funds DVD Proc. #PA4903
          123 S. Broad Street
          Philadelphia, PA 19109-1029

          Smith Barney...................................... 15.0798%
          Illinois College Pro Port 5
          State Street Bank: James Casey
          Two World Financial Center
          225 Liberty Street, 24th Floor
          New York, NY 10281-1008

          Smith Barney...................................... 14.4264%
          Scholar's Choice Portfolio Five
          State Street Bank: James Casey
          Two World Financial Center
          225 Liberty Street, 24th Floor
          New York, NY 10281-1008

          BYRD, Co.......................................... 10.3507%
          Wachovia Bank N.A.
          IRA Account-Acct-Att: Diane Pileggi
          Mutual Funds DVD Proc. #PA4903
          123 S. Broad Street
          Philadelphia, PA 19109-1029

          Name & Address                                     Percent
          --------------                                     -------

          Smith Barney......................................  8.1716%
          Illinois College Pro Port 6
          State Street Bank: James Casey
          Two World Financial Center
          225 Liberty Street, 24th Floor
          New York, NY 10281-1008

          Smith Barney......................................  7.7652%
          Scholars Choice Portfolio 7
          State Street Bank: James Casey
          Two World Financial Center
          225 Liberty Street, 24th Floor
          New York, NY 10281-1008

          Government Portfolio
          Class C
          Walker Harris MD.................................. 46.9978%
          CGM IRA Rollover Custodian
          2860 Cromwell Drive
          Columbus, GA 31906-1219

          SB Corp Trust Cust................................ 23.7689%
          FBO Janice C. Reddan R/O IRA
          75 Riveredge Dr.
          Brick, NY 08724

          David Burnett..................................... 12.1547%
          527 W. 121st Street
          #61
          New York, NY 10027-5913

          SB Corp Trust Cust................................  9.8649%
          FBO Jean A. Whitehack
          Rollover IRA
          8943 Country Hill Ct.
          Lenexa, KS 66215-2992

          Jane Colson Englert...............................  6.5092%
          Loan Account
          39 Landon Avenue
          Catskill, NY 12414-2019

          Class Y
          CSEA Employee Benefit Fund........................  100.00%
          A Non-Profit Organization
          ATTN: Karl Bellinger/Director of Internal
            Operations
          1 Lear Jet Lane, Suite #1
          Latham, NY 12110-2313

   Custodian. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the funds' investments.

   Transfer and Dividend Disbursing Agent and Sub-Transfer Agents. Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the Company's transfer, dividend disbursing and shareholder services agent. PFPC Inc., P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the

Company's sub-transfer agent to render certain shareholder record keeping and accounting services functions. Primerica Shareholder Services serves as the sub-transfer agent for PFS accounts. Primerica Shareholder Services is located at 3100 Breckinridge Boulevard, Building 200, Duluth, Georgia 30099.

   Independent Auditors. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for each fund for its fiscal year ending December 31, 2004 to examine and report on each fund's financial statements and financial highlights.

   Annual and Semi-Annual Reports. Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by each fund at the end of the period covered. In an effort to reduce the funds' printing and mailing costs, the funds consolidate the mailing of their semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the Transfer Agent.

   Minimum Account Size. The Company reserves the right to redeem involuntarily any shareholder's account in Cash Portfolio or Government Portfolio if the aggregate net asset value of the shares held in the account in either fund is less than $500 ($250 for IRA accounts). Any applicable deferred sales charge will be deducted from the proceeds of this redemption. (If a shareholder has more than one account in a fund, each account must satisfy the minimum account size.) Before the Board of Directors of the Company elects to exercise such right, shareholders will receive prior written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary redemption.

                               OTHER INFORMATION

   Smith Barney mutual funds offer more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

      Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds

      We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

      Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

      Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                             FINANCIAL STATEMENTS

   The Company's Annual Report for the fiscal year ended December 31, 2003 is incorporated herein by reference in its entirety. The Annual Report was filed on March 8, 2004, accession number 0001193125-04-036462.

                        APPENDIX A--SECURITIES RATINGS

                            BOND AND NOTES RATINGS

Moody's Investors Service, Inc. ("Moody's")

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's")

   AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is extremely strong under a variety of economic and underwriting conditions.

   AA--Debt rated AA is an excellent financial instrument. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

   Plus (+) or Minus (-): The rating of "AA" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L--The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

   +--Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

   *--Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

Fitch Inc. ("Fitch")

   AAA--Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

   AA--Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

                           COMMERCIAL PAPER RATINGS

Moody's

   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderated reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage rations, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

   Fitch's short-term ratings are as follows:

   F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The "+" denotes an exceptionally strong credit feature.

   F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

   F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                                  APPENDIX B

                     Proxy Voting Policies and Procedures

   The Board of Directors of the Company has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

   In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, the Manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

   In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the Manager's personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                      B-2